FIRST EAGLE FUNDS

First Eagle High Yield Municipal Fund
(formerly named First Eagle High Income Fund)

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED DECEMBER 27, 2023
TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL
INFORMATION, EACH DATED DECEMBER 27, 2023

As noted in the supplement dated October 16, 2023, on or about January 2, 2024 (“Effective Date”), John V. Miller will be the portfolio manager for the First Eagle High Yield Municipal Fund (the “Fund”), and it is anticipated that all portfolio manager responsibilities will transfer from the Fund’s current portfolio manager to Mr. Miller in early January 2024. Mr. Miller is expected to join First Eagle Investment Management, LLC (the “Adviser”) on January 2, 2024.

Until Mr. Miller assumes those duties, the current portfolio manager for the Fund is Bryce Pickering. Accordingly:

The following replaces the section in the First Eagle High Yield Municipal Fund’s Summary Prospectus entitled “Our Management Team”:

Our Management Team

Bryce Pickering is primarily responsible for the day-to-day management of the High Yield Municipal Fund. Mr. Pickering joined the Adviser as head of High Yield Municipal Credit Trading in December 2023. Previously, Mr. Pickering was head of municipal trading at Citigroup from 2001 to 2019 and head of municipal trading at Barclays from 2019 to 2023. Mr. Pickering has served as the High Yield Municipal Fund’s Associate Portfolio Manager since December 2023.

The following replaces the second paragraph in the Fund’s Prospectus section entitled “Fund Management – The Adviser”:

Until January 2, 2024, Bryce Pickering will have primary responsibility for the day-to-day management each Fund. Mr. Pickering joined the Adviser as head of High Yield Municipal Credit Trading in December 2023. Previously, Mr. Pickering was head of municipal trading at Citigroup from 2001 to 2019 and head of municipal trading at Barclays from 2019 to 2023.

Mr. Pickering is the Funds’ Associate Portfolio Manager and has served as the Funds’ Associate Portfolio Manager since December 2023.

The following replaces the section in the Fund’s Statement of Additional Information entitled “INVESTMENT ADVISORY AND OTHER SERVICES – Portfolio Manager”:

Portfolio Manager

The following table provides information as of the date of this SAI relating to the other accounts managed by the portfolio manager and his investments in the Funds. The portfolio manager receives significant input and support from a team of investment professionals. Additional information regarding these investment professionals is available on the following pages.

Portfolio Manager	Funds Managed	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Beneficial Ownership of Equity Securities in Funds Managed by each Portfolio Manager (Not including incentive-plan awards)**	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
Bryce Pickering***	High Yield Municipal Fund Short Duration High Yield Municipal Fund	2 accounts with assets of approximately $121 million	None	None	None

*	The data provided herein includes the Funds and the First Eagle Variable Funds, where applicable.

**

Beneficial ownership shown in the table does not reflect certain awards to the portfolio managers made under the Adviser’s long-term incentive plan. Those awards are described in a separate table below.

***	Effective on or about January 2, 2024, Bryce Pickering will no longer be the portfolio manager of the Funds.

As noted above, this table does not reflect participation by portfolio manager in the long-term incentive plan established by the Adviser. Awards under that plan are notionally allocated among various First Eagle Funds and result, over time, in payments for the benefit of the portfolio manager that are intended to generally replicate the investment performance of the relevant Funds, subject to customary vesting and forfeiture requirements. Notional investment amounts, when combined with the actual investments by a portfolio manager, would be as follows, in each case reflecting actual investments made as of the date of this SAI and incentive plan notional investments as of the date of this SAI:

Portfolio Manager	Beneficial Ownership of Equity Securities in the Funds Managed by Each Portfolio Manager (Including incentive-plan awards)
Bryce Pickering	None

The following table provides information as of the date of this SAI relating to the other accounts managed by the portfolio manager with respect to which the advisory fee is based on the performance of the account:

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
Bryce Pickering	None	None	None

*	The data provided herein includes the Funds and the First Eagle Variable Funds, where applicable.

Performance fees for a particular account of the Adviser do not accrue to any particular portfolio manager. Portfolio manager compensation consists of salary and an annual bonus, with the performance bonus representing an important portion of total compensation. The bonus is awarded in the firm’s discretion and generally will reflect the investment performance of each Fund and any other account managed by each portfolio manager, the financial results of the firm as a whole, and the portfolio manager’s contributions to the firm both as an individual and as a member of the firm’s investment teams. The bonus may include an award under a long-term incentive plan established by the firm, which may be notionally allocated among certain of the First Eagle Funds, including those managed by such portfolio manager (and possibly other notional investments related to the Adviser’s overall financial performance), or such other long-term or deferred performance-based plan that may be established by the firm. Additionally, each of the portfolio managers listed above may receive profit interests, which make them eligible, subject to customary vesting arrangements, for a share of the profits of the Adviser. Profits for this purpose are calculated firm-wide and therefore relate to investment products and business lines beyond those managed by the particular portfolio manager. Likewise, any notional incentive plan awards that relate to the Adviser’s overall financial performance will give the recipient exposure to results that relate to products and business lines beyond those managed by the recipient.

Although the portfolio manager listed above may be assisted by a team of professionals, such as Associate Portfolio Managers, research analysts and trading personnel, no other person has final responsibility for Fund investment decisions. In order to provide you with additional information regarding the Adviser, the following table identifies the portfolio manager and provides information regarding his professional background.

Portfolio Manager	Principal Occupation(s) During Past 5 Years
Bryce Pickering

Mr. Pickering joined the Adviser in December 2023. Mr. Pickering is head of High Yield Municipal Credit Training and Associate Portfolio Manager of the High Yield Municipal Fund and the Short Duration High Yield Municipal Fund. Prior to joining First Eagle in December 2023, Mr. Pickering was head of municipal trading at Citigroup from 2001 to 2019 and head of municipal trading at Barclays from 2019 to 2023. Mr. Pickering earned his bachelor’s degree from Harvard University.

*  *  *  *  *

The information in this Supplement modifies (and if inconsistent, replaces) information contained in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, each dated December 27, 2023.